BBH TRUST

BBH LIMITED DURATION FUND

CLASS N SHARES (“BBBMX”)

CLASS I SHARES (“BBBIX”)

SUPPLEMENT DATED APRIL 15, 2019

TO THE PROSPECTUS

DATED FEBRUARY 28, 2019

The following information rescinds and replaces the supplement to the prospectus dated February 28, 2019. It further supplements and, to the extent inconsistent therewith, supersedes certain information in the BBH Limited Duration Fund prospectus. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the prospectus.

•	The performance bar chart in the Fund Performance section of the prospectus on page 10, is hereby deleted in its entirety and replaced with the following:

Total Return for Class I (% Per Calendar Year)

Highest Performing Quarter:	2.70% in 3rd quarter of 2009
Lowest Performing Quarter:	(0.53%) in 3rd quarter of 2015

•	As of April 30, 2019, the Dividends and Distributions section of the prospectus on page 32, is hereby deleted in its entirety and replaced with the following:

Dividends and Distributions

The Fund declares dividends daily, distributes net investment income monthly and net realized gains, if any, annually. The Fund may pay additional distributions and dividends at other times if necessary for the Fund to avoid federal income or excise tax. The Fund expects distributions to be primarily from income.

Shares normally begin to earn dividends on the business day after payment is received in good order by the Fund’s transfer agent. Shares earn dividends through the date of a redemption. Shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. If you redeem all of your shares at any time during the month, you will receive all dividends earned through the date of redemption. When you redeem only a portion of your shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.

Unless a shareholder whose shares are held directly in the shareholder’s name on the books of the Fund elects to have dividends and capital gains distributions paid in cash, the Fund automatically reinvests dividends and capital gains distributions in additional Fund shares without reference to the minimum subsequent purchase requirement. There are no sales charges for the reinvestment of dividends.

Each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends and capital gains distributions in additional Fund shares.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.